WISDOMTREE TRUST

Supplement dated July 14, 2017

to the currently effective

Statutory Prospectus (the “Prospectus”)

and Statement of Additional Information (“SAI”) for the

WisdomTree Global Hedged SmallCap Dividend Fund (the “Fund”)

The following information supplements and should be read in conjunction with the Prospectus and SAI for the above-listed Fund.

The number of shares that comprise a creation unit for the Fund is hereby changed from 100,000 to 50,000. Accordingly, all references in the Prospectus and SAI to Creation Units of 100,000 shares or multiples thereof with respect to the Fund are replaced by Creation Units of 50,000 shares or multiples thereof. Creation Units for the Fund are now not expected to consist of less than 25,000 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-008-0717